UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Semiannual Report to Shareholders

DWS Dreman Mid Cap Value Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Shareholder Meeting Results

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of mid-cap companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.61%, 2.46%, 2.37% and 1.22% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Dreman Mid Cap Value Fund	6-Month‡	1-Year	Life of Fund*
Class A	-1.68%	-7.06%	8.68%
Class B	-2.00%	-7.75%	7.98%
Class C	-2.00%	-7.68%	7.95%
Institutional Class	-1.48%	-6.78%	9.23%
Russell Midcap® Value Index+	-.75%	-11.56%	7.02%
S&P® Midcap 400 Index++	3.17%	-2.50%	8.74%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Mid Cap Value Fund — Class A [] Russell Midcap Value Index+ [] S&P Midcap 400 Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Dreman Mid Cap Value Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$8,760	$11,927
	Average annual total return	-12.40%	6.43%
Class B	Growth of $10,000	$8,965	$12,124
	Average annual total return	-10.35%	7.05%
Class C	Growth of $10,000	$9,232	$12,415
	Average annual total return	-7.68%	7.95%
Russell Midcap Value Index+	Growth of $10,000	$8,844	$12,120
	Average annual total return	-11.56%	7.02%
S&P Midcap 400 Index++	Growth of $10,000	$9,750	$12,680
	Average annual total return	-2.50%	8.74%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
+ Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
++ S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Mid Cap Value Fund — Institutional Class [] Russell Midcap Value Index+ [] S&P Midcap 400 Index++

Comparative Results as of 5/31/08
DWS Dreman Mid Cap Value Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$932,200	$1,283,500
	Average annual total return	-6.78%	9.23%
Russell Midcap Value Index+	Growth of $1,000,000	$884,400	$1,212,000
	Average annual total return	-11.56%	7.02%
S&P Midcap 400 Index++	Growth of $1,000,000	$975,000	$1,268,000
	Average annual total return	-2.50%	8.74%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
+ Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
++ S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 11.55	$ 11.51	$ 11.50	$ 11.57
11/30/07	$ 12.61	$ 12.52	$ 12.51	$ 12.66
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .09	$ .01	$ .01	$ .13
Capital Gain Distributions	$ .74	$ .74	$ .74	$ .74
Class A Lipper Rankings — Mid-Cap Core Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	211	of	338	63

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.37% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/08
DWS Dreman Mid Cap Value Fund	6-Month‡	1-Year	Life of Fund*
Class S	-1.48%	-6.72%	9.14%
Russell Midcap Value Index+	-.75%	-11.56%	7.02%
S&P Midcap 400 Index++	3.17%	-2.50%	8.74%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 11.56
11/30/07	$ 12.64
Distribution Information: Six Months as of 5/31/08: Income Dividends	$ .13
Capital Gain Distributions	$ .74
Class S Lipper Rankings — Mid-Cap Core Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	205	of	338	61

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Mid Cap Value Fund — Class S [] Russell Midcap Value Index+ [] S&P Midcap 400 Index++

Comparative Results as of 5/31/08
DWS Dreman Mid Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$9,328	$12,806
	Average annual total return	-6.72%	9.14%
Russell Midcap Value Index+	Growth of $10,000	$8,844	$12,120
	Average annual total return	-11.56%	7.02%
S&P Midcap 400 Index++	Growth of $10,000	$9,750	$12,680
	Average annual total return	-2.50%	8.74%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
+ Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
++ S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 983.20	$ 980.00	$ 980.00	$ 985.20	$ 985.20
Expenses Paid per $1,000*	$ 6.94	$ 10.40	$ 10.40	$ 5.16	$ 4.91
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,018.00	$ 1,014.50	$ 1,014.50	$ 1,019.80	$ 1,020.05
Expenses Paid per $1,000*	$ 7.06	$ 10.58	$ 10.58	$ 5.25	$ 5.00
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Mid Cap Value Fund	1.40%	2.10%	2.10%	1.04%	.99%
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and performance of DWS Dreman Mid Cap Value Fund for the six months ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: This has been an extraordinarily challenging time for all investors, with considerable economic uncertainty and significant turmoil throughout capital markets. In the last few months of 2007, what began as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire US economy and related effects on global markets and economies. By early 2008, financial markets had become very uncomfortable with risk, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market. Because of a few rather dramatic trading excesses and business failures, banks became fearful of lending to one another, and there has been an extreme degree of risk aversion throughout credit markets. As midyear 2008 approached, US markets were faced with additional bad news, including liquidity problems experienced by major financial institutions, increased concern about rising prices for energy and food, and rising unemployment.

Most equity indices posted negative returns for this period, but the Russell Midcap® Index was an exception. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -3.63% for the six months ended May 31, 2008.1 The Russell Midcap Index returned 0.14%%, compared with -3.78% for the large-cap Russell 1000® Index and -1.87% for the small-cap Russell 2000® Index.2 In the mid-cap category, growth stocks performed better than value stocks: the return of the Russell Midcap® Growth Index was 0.82%, compared with -0.75% for the Russell Midcap® Value Index.3 The strongest industry sectors within the Russell Midcap Value Index were energy and materials; the weakest were telecommunication services and financials.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
4 S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform over this period?

A: The fund's return for the six months ended May 31, 2008 (Class A shares) was -1.68%. For this period, return of the Russell Midcap Value Index was -0.75%, and return of the S&P Midcap 400® Index was 3.17%.4 The fund's return was below the average of its peer group, the Lipper Mid-Cap Core Funds category, which was 0.21%.5 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

5 The Lipper Mid-Cap Core Funds category is a group of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P Midcap 400 Index.
Category returns assume reinvestment of all dividends. It is not possible to invest directly into a Lipper category.

Q: How is DWS Dreman Mid Cap Value Fund managed?

A: Our management of the fund is based on the value-oriented principles that guide all the funds that Dreman manages. The fund seeks long-term growth of capital by investing primarily in the common stocks of mid-cap companies that we believe are undervalued but have favorable prospects for appreciation. We define mid-cap companies as those that have a market capitalization similar to the Russell Midcap® Index, which usually ranges from $1 billion to $20 billion.

We begin the selection process by identifying mid-cap stocks with below-market price-to-earnings ratios. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We assemble a portfolio of the most attractive stocks, drawing on analysis of the outlook for the economy as a whole and for various industries and sectors.

We will normally sell a stock when it reaches a target price, when it no longer qualifies as a mid-cap company, or when fundamental factors change or we believe other investments offer better opportunities.

Q: What were the major determinants of the fund's performance?

A: Most of the difference between the fund's performance and that of its benchmark usually results from stock selection decisions. However, performance during this period benefited from a significant overweight in the energy sector relative to the Russell Midcap Value Index and an underweight in the financials sector, which represents almost 30% of the index.6 Regional banks, thrifts and real estate investment trusts make up a significant portion of the mid-cap financial sector. These stocks performed quite poorly, as investors demonstrated concern about the impact of the financial crisis and weakness in the housing market on these relatively undiversified businesses. While the US Federal Reserve Board (the Fed) has demonstrated a determination to keep the largest financial institutions from failing, it would not bail out a troubled small bank, and we believe that failures are quite possible.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Even with this underweight position, some of the main detractors from performance were positions in the financial sector. These include CIT Group, Inc., a finance company that has capital issues because of its exposure to subprime mortgages, and regional banks KeyCorp., Marshall & Ilsley Corp., Comerica, Inc. and Huntington Bancshares, Inc. We have sold Huntington, but have maintained the positions in these other stocks, as we believe the market has overreacted to their problems, which we regard as temporary.

There were also several negatives in the health care sector. Kinetic Concepts, Inc., a medical technology company that specializes in wound care was down in the most recent six months; we believe the company's superior products will enable it to generate profitable growth in the future. Other negatives in this sector were CIGNA Corp., a managed care company that reported a sharp drop in earnings, and Biovail Corp., a specialty pharmaceutical company.

On the positive side, performance of the fund's energy stocks, including Cimarex Energy Co., Superior Energy Services, Inc., Chesapeake Energy Corp., Newfield Exploration Co. and Noble Energy, Inc., was truly stellar. We have taken profits in some of these issues as stock prices moved up, but we are maintaining the energy overweight, as we continue to see value in many of these stocks because worldwide demand for energy is growing faster than supply.

Another holding that performed well is Yamana Gold, Inc., a producer of gold and other minerals. Even though the stock has moved up significantly, we are maintaining the position.

Another major contributor was DRS Technologies, Inc., a defense contractor that reached an agreement in May to be acquired by an Italian company at a significant premium to the market price.

In the consumer staples sector, a holding that performed well was Corn Products International, Inc., a food ingredient producer that is a leader in sweeteners such as high fructose corn syrup. This company has reported strong earnings, benefiting from increasing demand for its products.

Decisions about what not to own can be an important determinant of performance, and during this period the fund's return benefited from our avoiding some of the worst-performing stocks, most notably mortgage companies and bond insurers.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. In the mid-cap arena, there are often opportunities to identify stocks that meet our value criteria that are not widely followed.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We believe this approach has the potential for better risk-adjusted returns than the equity market as a whole over time.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08	11/30/07

Common Stocks	94%	95%
Cash Equivalents	6%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/08	11/30/07

Industrials	18%	18%
Financials	13%	16%
Energy	12%	11%
Consumer Discretionary	12%	13%
Utilities	10%	7%
Health Care	10%	11%
Consumer Staples	9%	10%
Information Technology	7%	6%
Materials	7%	6%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2008 (22.2% of Net Assets)
1. Mattel, Inc. Designer and manufacturer of toys	2.5%
2. Integrys Energy Group, Inc. Distributes electricity and natural gas	2.3%
3. General Cable Corp. Manufacturer of copper wire and cable products for communications and electrical markets	2.3%
4. Chesapeake Energy Corp. Producer of oil and natural gas	2.3%
5. Noble Energy, Inc. Is an independent oil and gas exploration and development company	2.2%
6. Edison International Provider of electric utilities and services	2.2%
7. Corn Products International, Inc. Producer of sweeteners and starches	2.1%
8. Parker Hannifin Corp. Manufacturer of fluid control components	2.1%
9. Yamana Gold, Inc. An intermediate gold producer with production, development stage and exploration properties	2.1%
10. Check Point Software Technologies Ltd. Developer, marketer and supporter of management solutions for active networks	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 93.4%
Consumer Discretionary 11.3%
Diversified Consumer Services 0.9%
Hillenbrand, Inc.*	38,950	862,743
Hotels Restaurants & Leisure 0.8%
Royal Caribbean Cruises Ltd.	27,600	820,272
Household Durables 2.3%
Fortune Brands, Inc.	22,850	1,587,618
Whirlpool Corp.	9,250	681,540
		2,269,158
Leisure Equipment & Products 2.4%
Mattel, Inc.	121,850	2,454,059
Media 0.9%
CBS Corp. "B"	41,300	891,254
Specialty Retail 4.0%
The Men's Wearhouse, Inc.	59,150	1,226,179
The Sherwin-Williams Co.	32,000	1,796,800
TJX Companies, Inc.	29,650	950,579
		3,973,558
Consumer Staples 8.5%
Food & Staples Retailing 1.8%
SUPERVALU, Inc.	50,950	1,786,817
Food Products 6.7%
Corn Products International, Inc.	45,800	2,153,058
Hormel Foods Corp.	41,300	1,560,727
Smithfield Foods, Inc.*	36,750	1,149,908
The J.M. Smucker Co.	34,450	1,818,615
		6,682,308
Energy 11.4%
Energy Equipment & Services 1.9%
Superior Energy Services, Inc.*	34,500	1,852,305
Oil, Gas & Consumable Fuels 9.5%
Cameco Corp.	38,850	1,590,908
Chesapeake Energy Corp.	41,250	2,259,262
Cimarex Energy Co.	22,850	1,556,999
Newfield Exploration Co.*	29,800	1,884,552
Noble Energy, Inc.	22,850	2,226,732
		9,518,453
Financials 12.1%
Commercial Banks 3.3%
Comerica, Inc.	36,250	1,347,775
KeyCorp.	48,250	939,427
Marshall & Ilsley Corp.	44,649	1,037,643
		3,324,845
Diversified Financial Services 0.4%
CIT Group, Inc.	38,700	387,000
Insurance 4.5%
Cincinnati Financial Corp.	42,350	1,483,097
HCC Insurance Holdings, Inc.	78,100	1,863,466
Protective Life Corp.	26,250	1,101,975
		4,448,538
Real Estate Investment Trusts 2.6%
Hospitality Properties Trust (REIT)	25,750	798,250
Ventas, Inc. (REIT)	38,350	1,827,761
		2,626,011
Thrifts & Mortgage Finance 1.3%
Freddie Mac	50,100	1,273,542
Health Care 8.7%
Health Care Equipment & Supplies 5.3%
Beckman Coulter, Inc.	16,200	1,124,118
Hill-Rom Holdings, Inc.	38,950	1,197,713
Kinetic Concepts, Inc.*	32,000	1,389,760
The Cooper Companies, Inc.	38,750	1,567,437
		5,279,028
Health Care Providers & Services 1.3%
CIGNA Corp.	32,000	1,299,200
Pharmaceuticals 2.1%
Biovail Corp.	97,850	1,147,780
Mylan, Inc.	75,400	1,006,590
		2,154,370
Industrials 16.9%
Aerospace & Defense 4.5%
Alliant Techsystems, Inc.*	12,950	1,405,852
DRS Technologies, Inc.	15,450	1,217,151
L-3 Communications Holdings, Inc.	17,250	1,852,477
		4,475,480
Commercial Services & Supplies 1.9%
R.R. Donnelley & Sons Co.	57,350	1,882,801
Electrical Equipment 5.8%
Cooper Industries Ltd. "A"	38,850	1,811,575
General Cable Corp.*	31,950	2,262,060
Hubbell, Inc. "B"	36,750	1,718,798
		5,792,433
Machinery 3.5%
Eaton Corp.	13,750	1,329,350
Parker Hannifin Corp.	25,325	2,144,268
		3,473,618
Trading Companies & Distributors 1.2%
WESCO International, Inc.*	27,600	1,222,956
Information Technology 6.7%
Computers & Peripherals 2.0%
Seagate Technology	94,200	2,017,764
Electronic Equipment & Instruments 2.7%
Anixter International, Inc.*	18,450	1,199,435
Arrow Electronics, Inc.*	48,250	1,479,345
		2,678,780
Software 2.0%
Check Point Software Technologies Ltd.*	82,800	2,055,924
Materials 6.4%
Chemicals 3.4%
CF Industries Holdings, Inc.	13,700	1,875,530
PPG Industries, Inc.	25,200	1,588,356
		3,463,886
Metals & Mining 2.1%
Yamana Gold, Inc.	136,600	2,087,248
Paper & Forest Products 0.9%
International Paper Co.	32,100	873,762
Telecommunication Services 1.9%
Diversified Telecommunication Services
Windstream Corp.	140,200	1,870,268
Utilities 9.5%
Electric Utilities 5.6%
Edison International	41,250	2,195,737
PPL Corp.	38,850	1,993,394
Progress Energy, Inc.	32,000	1,368,320
		5,557,451
Independent Power Producers & Energy Traders 0.0%
Mirant Corp.*	1,000	40,620
Multi-Utilities 3.9%
Ameren Corp.	34,450	1,565,753
Integrys Energy Group, Inc.	45,750	2,349,262
		3,915,015
Total Common Stocks (Cost $93,112,601)		93,311,467

Cash Equivalents 6.1%
Cash Management QP Trust, 2.48% (a) (Cost $6,096,709)	6,096,709	6,096,709
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $99,209,310)+	99.5	99,408,176
Other Assets and Liabilities, Net	0.5	476,529
Net Assets	100.0	99,884,705
* Non-income producing security.
+ The cost for federal income tax purposes was $99,317,489. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $90,687. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,146,060 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,055,373.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 99,408,176
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$ 99,408,176

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $93,112,601)	$ 93,311,467
Investment in Cash Management QP Trust (cost $6,096,709)	6,096,709
Total investments, at value (cost $99,209,310)	99,408,176
Dividends receivable	180,183
Interest receivable	12,204
Receivable for Fund shares sold	551,841
Other assets	28,190
Total assets	100,180,594
Liabilities
Payable for Fund shares redeemed	102,469
Accrued management fee	37,419
Other accrued expenses and payables	156,001
Total liabilities	295,889
Net assets, at value	$ 99,884,705
Net Assets Consist of
Undistributed net investment income	255,854
Net unrealized appreciation (depreciation) on investments	198,866
Accumulated net realized gain (loss)	(1,074,057)
Paid-in capital	100,504,042
Net assets, at value	$ 99,884,705

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($46,895,478 ÷ 4,061,487 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 11.55
Maximum offering price per share (100 ÷ 94.25 of $11.55)	$ 12.25

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,191,438 ÷ 277,225 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)
$ 11.51

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($19,508,260 ÷ 1,696,759 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)
$ 11.50
Class S Net Asset Value, offering and redemption price(a) per share ($20,971,121 ÷ 1,814,434 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 11.56
Institutional Class Net Asset Value, offering and redemption price(a) per share ($9,318,408 ÷ 805,146 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 11.57
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,841)	$ 962,479
Interest — Cash Management QP Trust	112,422
Total Income	1,074,901
Expenses: Management fee	341,888
Services to shareholders	99,697
Custodian and accounting fees	52,509
Distribution and service fees	162,490
Professional fees	35,855
Directors' fees and expenses	11,049
Reports to shareholders and shareholder meeting	65,608
Registration fees	28,850
Other	6,274
Total expenses before expense reductions	804,220
Expense reductions	(113,880)
Total expenses after expense reductions	690,340
Net investment income (loss)	384,561
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(965,019)
Foreign currency	(60)
(965,079)
Change in net unrealized appreciation (depreciation) on investments	(874,083)
Net gain (loss)	(1,839,162)
Net increase (decrease) in net assets resulting from operations	$ (1,454,601)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income (loss)	$ 384,561	$ 511,226
Net realized gain (loss)	(965,079)	5,433,757
Change in net unrealized appreciation (depreciation)	(874,083)	(2,676,439)
Net increase (decrease) in net assets resulting from operations	(1,454,601)	3,268,544
Distributions to shareholders from: Net investment income: Class A	(349,007)	(155,898)
Class B	(1,652)	—
Class C	(9,243)	—
Class S	(150,435)	(56,975)
Institutional Class	(77,946)	(74,061)
Net realized gains:
Class A	(2,846,414)	(266,996)
Class B	(208,255)	(34,008)
Class C	(1,173,744)	(113,681)
Class S	(850,933)	(73,057)
Institutional Class	(446,684)	(81,985)
Total distributions	(6,114,313)	(856,661)
Fund share transactions: Proceeds from shares sold	30,252,833	64,905,192
Reinvestment of distributions	5,550,867	791,874
Cost of shares redeemed	(20,356,273)	(20,608,729)
Redemption fees	1,617	3,693
Net increase (decrease) in net assets from Fund share transactions	15,449,044	45,092,030
Increase (decrease) in net assets	7,880,130	47,503,913
Net assets at beginning of period	92,004,575	44,500,662
Net assets at end of period (including undistributed net investment income of $255,854 and $459,576, respectively)	$ 99,884,705	$ 92,004,575

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.61	$ 11.96	$ 10.04	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.10	.09	(.01)
Net realized and unrealized gain (loss)	(.28)	.79	1.84	.05
Total from investment operations	(.23)	.89	1.93	.04
Less distributions from: Net investment income	(.09)	(.09)	(.01)	—
Net realized gains	(.74)	(.15)	—	—
Total distributions	(.83)	(.24)	(.01)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.55	$ 12.61	$ 11.96	$ 10.04
Total Return (%)[d,e]	(1.68)**	7.54	19.20	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	48	21	4
Ratio of expenses before expense reductions (%)	1.61*	1.61	2.55	6.68*
Ratio of expenses after expense reductions (%)	1.40*	1.35	1.25[f]	2.81*
Ratio of net investment income (loss) (%)	.96*	.79	.86	(.51)*
Portfolio turnover rate (%)	35**	82	34	10
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 11.87	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.01	.02	(.03)
Net realized and unrealized gain (loss)	(.27)	.79	1.83	.05
Total from investment operations	(.26)	.80	1.85	.02
Less distributions from: Net investment income	(.01)	—	—	—
Net realized gains	(.74)	(.15)	—	—
Total distributions	(.75)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.51	$ 12.52	$ 11.87	$ 10.02
Total Return (%)[d,e]	(2.00)**	6.72	18.46	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	3	1
Ratio of expenses before expense reductions (%)	2.48*	2.46	3.36	7.41*
Ratio of expenses after expense reductions (%)	2.10*	2.05	1.95[f]	3.51*
Ratio of net investment income (loss) (%)	.26*	.09	.16	(1.21)*
Portfolio turnover rate (%)	35**	82	34	10
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 11.86	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.01	.02	(.03)
Net realized and unrealized gain (loss)	(.27)	.79	1.82	.05
Total from investment operations	(.26)	.80	1.84	.02
Less distributions from: Net investment income	(.01)	—	—	—
Net realized gains	(.74)	(.15)	—	—
Total distributions	(.75)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.50	$ 12.51	$ 11.86	$ 10.02
Total Return (%)[d,e]	(2.00)**	6.81	18.36	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20	9	2
Ratio of expenses before expense reductions (%)	2.36*	2.37	3.34	7.46*
Ratio of expenses after expense reductions (%)	2.10*	2.05	1.95[f]	3.51*
Ratio of net investment income (loss) (%)	.26*	.09	.16	(1.21)*
Portfolio turnover rate (%)	35**	82	34	10
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.64	$ 11.97	$ 10.05	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.14	.13	(.00)***
Net realized and unrealized gain (loss)	(.28)	.80	1.85	.05
Total from investment operations	(.21)	.94	1.98	.05
Less distributions from: Net investment income	(.13)	(.12)	(.06)	—
Net realized gains	(.74)	(.15)	—	—
Total distributions	(.87)	(.27)	(.06)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.56	$ 12.64	$ 11.97	$ 10.05
Total Return (%)[d]	(1.48)**	7.88	19.88	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	14	6	2
Ratio of expenses before expense reductions (%)	1.37*	1.37	2.27	6.38*
Ratio of expenses after expense reductions (%)	1.04*	1.00	.90[e]	2.46*
Ratio of net investment income (loss) (%)	1.32*	1.14	1.21	(.16)*
Portfolio turnover rate (%)	35**	82	34	10
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.66	$ 12.01	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.15	.13	(.00)***
Net realized and unrealized gain (loss)	(.29)	.78	1.88	.06
Total from investment operations	(.22)	.93	2.01	.06
Less distributions from: Net investment income	(.13)	(.13)	(.06)	—
Net realized gains	(.74)	(.15)	—	—
Total distributions	(.87)	(.28)	(.06)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.57	$ 12.66	$ 12.01	$ 10.06
Total Return (%)[d]	(1.48)**	7.86	20.06	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	7	7.6
Ratio of expenses before expense reductions (%)	1.19*	1.22	2.23	6.38*
Ratio of expenses after expense reductions (%)	.99*	.98	0.90[e]	2.46*
Ratio of net investment income (loss) (%)	1.37*	1.16	1.21	(.16)*
Portfolio turnover rate (%)	35**	82	34	10
[a] For the six months ended May 31, 2008 (Unaudited).
[b] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Mid Cap Value Fund (the "Fund") is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, service to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $39,329,333 and $29,960,188, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $1.5 billion of such net assets	.680%
Over $4.0 billion of such assets	.660%

For the period from December 1, 2007 through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.35%
Class B	2.05%
Class C	2.05%
Class S	1.00%
Institutional Class	1.00%

Accordingly, for the six months ended May 31, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $86,028 and the amount charged aggregated $255,860, which was the equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 39,973	$ 3,615	$ 23,010
Class B	4,865	2,949	1,154
Class C	15,821	5,878	6,197
Class S	10,595	10,595	—
Institutional Class	581	—	164
	$ 71,835	$ 23,037	$ 30,525

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIFA has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIFA for accounting services aggregated $48,952, of which $8,440 was unpaid.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended May 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 11,890	$ 1,953
Class C	69,904	12,080
	$ 81,794	$ 14,033

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annualized Effective Rate
Class A	$ 53,310	$ 18,367.24%
Class B	3,937	1,224.25%
Class C	23,449	7,477.25%
	$ 80,696	$ 27,068

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2008 aggregated $9,337.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2008, the CDSC for Class B and C shares aggregated $5,803 and $6,137, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2008, DIDI received $719 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $10,139, of which $3,104 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $4,429 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the Fund's custodian fee was reduced by $44 and $342, respectively, for the custody and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2008		Year Ended November 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	930,259	$ 10,508,331	2,893,366	$ 36,504,690
Class B	28,686	324,491	154,211	1,936,697
Class C	299,073	3,352,578	1,133,518	14,317,417
Class S	917,579	10,291,732	886,158	11,260,887
Institutional Class	502,409	5,775,701	69,774	885,501
		$ 30,252,833		$ 64,905,192
Shares issued to shareholders in reinvestment of distributions
Class A	252,607	$ 2,893,559	31,929	$ 376,764
Class B	16,409	187,800	2,593	30,597
Class C	86,317	986,219	8,692	102,393
Class S	85,840	981,845	10,984	129,507
Institutional Class	43,830	501,444	12,933	152,613
		$ 5,550,867		$ 791,874
Shares redeemed
Class A	(930,041)	$ (10,400,067)	(858,707)	$ (10,946,940)
Class B	(48,653)	(543,723)	(96,018)	(1,205,342)
Class C	(266,737)	(2,992,273)	(294,816)	(3,719,175)
Class S	(286,727)	(3,238,322)	(281,818)	(3,588,278)
Institutional Class	(282,796)	(3,181,888)	(91,021)	(1,148,994)
		$ (20,356,273)		$ (20,608,729)
Redemption fees		$ 1,617		$ 3,693
Net increase (decrease)
Class A	252,825	$ 3,002,239	2,066,588	$ 25,937,796
Class B	(3,558)	(31,429)	60,786	761,952
Class C	118,653	1,346,533	847,394	10,700,648
Class S	716,692	8,036,410	615,324	7,802,502
Institutional Class	263,443	3,095,291	(8,314)	(110,868)
		$ 15,449,044		$ 45,092,030

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Fund Merger

On March 30, 2008, the Board of Directors of DWS Dreman Mid Cap Value Fund (the "Fund") approved the merger of the DWS Small Cap Value Fund into the Fund. Shareholders of DWS Small Cap Value Fund approved the merger on July 10, 2008. Completion of the merger is expected to occur on or about July 28, 2008.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Dreman Mid Cap Value Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	5,261,998.4667	86,566.4633
Henry P. Becton, Jr.	5,262,771.6246	85,793.3054
Dawn-Marie Driscoll	5,251,965.4667	96,599.4633
Keith R. Fox	5,253,606.4667	94,958.4633
Paul K. Freeman	5,259,159.4667	89,405.4633
Kenneth C. Froewiss	5,260,806.2578	87,758.6722
Richard J. Herring	5,259,758.4667	88,806.4633
William McClayton	5,254,205.4667	94,359.4633
Rebecca W. Rimel	5,251,965.4667	96,599.4633
William N. Searcy, Jr.	5,251,366.4667	97,198.4633
Jean Gleason Stromberg	5,251,475.0998	97,089.8302
Robert H. Wadsworth	5,251,343.7508	97,221.1792
Axel Schwarzer	5,250,876.0998	97,688.8302

The meeting was reconvened on May 1, 2008, at which time the following matters were not approved by shareholders because each matter failed to receive sufficient shareholder votes:

2-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
3,259,250.8159	162,832.5762	166,814.9645

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
3,267,769.4127	149,984.1232	171,142.8220

3. Approval of a Revised Fundamental Investment Policy regarding Commodities.

Number of Votes:
For	Against	Abstain
3,277,178.0926	155,353.1700	156,367.0953

4-C. Approval of Articles of Amendment and Restatement.

Number of Votes:
For	Against	Abstain
3,282,732.1705	137,949.7466	168,218.4408

Summary of Management Fee Evaluation by Independent Fee Consultant

February 22, 2008

The new management fee referenced in the report that follows is conditioned upon the completion of the proposed acquisition of DWS Small Cap Value Fund.

Consideration of Revised Fee Schedule for the DWS Dreman Mid Cap Value Fund in connection with the Proposed Merger of the DWS Small Cap Value Fund into the DWS Dreman Mid Cap Value Fund

As specified in the Assurance of Discontinuance (AOD) Order entered into by DeAM with the Attorney General of New York, DeAM may manage or advise a "Scudder Fund" only if the reasonableness of the proposed management fee is determined by the Board of Directors using an annual independent written evaluation prepared by the Independent Fee Consultant (IFC) that considers at least the following:

• management fees charged by other mutual fund companies for like services;

• management fees charged to institutional and other clients of DeAM for like services;

• costs to DeAM and its affiliates of supplying services pursuant to the management agreements, excluding any intra-corporate profit, and profit margins of DeAM and its affiliates from supplying such services;

• possible economies of scale as the DWS Funds grow larger; and

• the nature and quality of DEAM's services, including the DWS Funds' performance.

In addition, my duties under the AOD include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged by DeAM to the relevant DWS Funds are determined so that they are negotiated in a manner which is at arms-length and are reasonable.

In connection with the proposed merger of DWS Small Cap Value Fund into the DWS Dreman Mid Cap Value Fund, it is proposed that the DWS Dreman Mid Cap Value Fund's fee schedule be revised.

Overview

The DWS Small Cap Value Fund (classified as a small-cap value fund by Lipper) is presently managed by DeAM's quantitative management team. Performance of this fund has been quite disappointing, especially over this last year. DeAM proposes to rectify this situation by merging the Fund into the DWS Dreman Mid Cap Value Fund, which is classified as mid-cap core by Lipper. In connection with the proposed merger, management proposes to also revise the Mid Cap Value Fund's fee schedule.

There has been some discussion and consideration of other possible merger partners, including the DWS Dreman Small Cap Value Fund, which is classified as small-cap core by Lipper. This fund is currently operating under a "soft close", meaning that additional investments are accepted from investment programs and platforms where the Fund currently participates, but not from other sources.

For reference, the single-page contract review analytical summaries for the three funds mentioned above are appended to this memorandum.

Fees Charged by Other Mutual Fund Companies

The relevant evidence on the competitiveness of contractual management fees is as follows:

In the 2007 contract renewal analysis, Small Cap Value's contractual fee (advisory plus admin) of 0.765% was determined to be quite competitive, being at the 29th percentile and 8.5bp below median in its expense group.

In the 2007 contract renewal analysis, Dreman Mid Cap Value's contractual fee of 0.75% was also determined to be quite competitive, being at the 1st percentile and 16bp below median in its expense group. Assuming the proposed merger, which would considerably increase assets, and the change to the bifurcated management fee and inclusion of fund accounting in the fee for this Chicago fund, in my opinion the Fund's fee would not be as low relative to peers if a new analysis with new asset-stratified peers were done today. However, I am comfortable that a new analysis would still show that the fee is below median and competitive.

Management has done an analysis using recent asset levels and assuming the changes above which shows the effective contractual fee rate going from 0.77% for the Small Cap Value Fund as is to 0.76% for the pro forma combined fund. However, at present the break-point schedules are such that, while the funds' first rates are the same and the last rate of the surviving fund is lower than for the acquired fund, there is an intermediate asset range where the surviving fund's effective management fee would be higher than for the acquired fund. To rectify this, management has proposed to lower the acquiring fund's fee rate on assets between $500mm and $2.5B, such that at no asset level will the surviving fund's effective management fee be higher than it would be using the acquired fund's fee schedule. (Note: the fee schedule comparisons are complicated by the fact that the Small Cap Value Fund has been through the fee bifurcation process while the Dreman Mid Cap Value Fund already has a bifurcated fee — please see management's related memo for details.)

Regarding total fund expenses:

In last year's contract renewal analysis, the expense levels of both of these funds were generally in line with their expense universes, with ex-plans expenses falling in the 2nd or 3rd quartile depending on the share class. (Note: since we peer total expenses against the non-asset-stratified expense universe, fund size does not affect the relevant peers.)

Management has prepared a pro forma expense analysis, including expense caps, which shows a) combined fund expenses being comfortably below Small Cap Value's current expenses for each share class and b) combined fund expenses ex plans that are just slightly above peer median for the A shares and below peer median for the other share classes.

Fees Charged to Other DeAM Clients for Similar Services

Again drawing on last year's contract renewal analysis:

The Small Cap Value Fund's only comparable was the Dreman Small Cap Value Fund, with a slightly lower (3bp) effective fee at a common asset level (Note: there is a VIP counterpart with the same fee schedule).

There were no comparables for the Dreman Mid Cap Value Fund.

Costs and Profitability of Managing the Fund

The latest profitability analysis shows the Small Cap Value Fund being nicely profitable (advisory=70%) but the Dreman Mid Cap Value Fund running at a loss. As a reference, the $2 billion Dreman Small Cap Value fund, which has a management and sub-advisory schedule similar to that of Dreman Mid Cap Value, has an advisory margin of 41%. In my opinion the profitability of the combined fund will not be excessive.

(Note: the profitability data above is computed using the IFC's methodology, which includes sub-advisory fees in both revenue and expense.)

Economies of Scale

The proposed surviving fund fee schedule would have a first rate of 0.765%, declining to 0.675% on assets over $4 billion, which provides for some sharing of economies as assets grow.

Nature and Quality of Services, Including Performance

As noted earlier, the Small Cap Value Fund's performance has been poor, especially over the last year.

The Dreman Mid Cap Value Fund is relatively new, with a two year track record. Performance over the last year and two years has in both cases been considerably better than for Small Cap Value, both in absolute returns and rankings against peers.

Dreman is a well established and highly regarded investment manager with generally good track records and substantial assets managed within the DWS family.

The merger as proposed would move Small Cap Value shareholders into a different investment category — from Small Cap Value to Mid Cap Core (as classified by Lipper). While this does not mean the quality of service including performance will be better or worse, it is a significant difference in investment approach which would need to be taken into account in shareholders' asset allocations.

Conclusion

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the proposed surviving DWS Dreman Mid Cap Value Fund are reasonable with respect to both this Fund and the proposed to-be-acquired DWS Small Cap Value Fund.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	MIDVX	MIDYX	MIDZX	MIDTX	MIDIX
CUSIP Number	23338F-747	23338F-739	23338F-721	23338F-713	23338F-697
Fund Number	417	617	717	2117	1417

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Mid Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008